UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  October 3, 2003
        (Date of Earliest Event Reported:  October 3, 2003)


                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600



Item 5.   Other Events and Required FD Disclosure
          ----------------------------------------

      On October 3, 2003, we announced the sale of a 9.9% stake in our general partner interest of GulfTerra Energy Partners, L.P. to Goldman Sachs & Co. In conjunction with the transaction, GulfTerra redeemed all of the Series B Preference Units held by us. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, ProForma Financial Information and
         Exhibits
         -----------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    ------------

                  99.1     Press Release dated October 3, 2003.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By:  /s/ Jeffrey I. Beason
                                  -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  October 3, 2003

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.1        Press Release dated October 3, 2003.